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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 18, 2000


                             TEXAS PETROCHEMICALS LP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                TEXAS                            333-11569                           74-1778313
   (STATE OR OTHER JURISDICTION OF             (REGISTRATION                      (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                 NUMBER)                        IDENTIFICATION NO.)



     THREE RIVERWAY, SUITE 1500
           HOUSTON, TEXAS                                                               77056
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                             (ZIP CODE)



                                 (713) 627-7474
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 13, 2000 the Audit Committee of the Board of Directors of TPC Holding Corp., general partner of Texas Petrochemicals LP (formerly Texas Petrochemicals Corporation) (the "Company"), recommended and the Board of Directors approved, the engagement of PricewaterhouseCoopers LLP ("PWC") to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2001. The Company's current auditors, Deloitte & Touche LLP ("D&T") were retained to audit the Company's financial statements for the year ended June 30, 2000. As of the date hereof, D&T has not issued its report in connection with such audit. D&T's reports on the Company's consolidated financial statements for the two years ended June 30, 1999 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the two years ended June 30, 1999, and during the subsequent period to the date hereof (i) the Company had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in their reports; (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934; and (iii) the Company has not consulted PWC, during the two years ended June 30, 1999, and during the subsequent period to the date hereof, on either the application of accounting principles or the type of opinion PWC might issue on the Company's financial statements.

         In accordance with the rules of the Securities and Exchange Commission, the Company provided D&T a copy of the disclosures made under this Item 4 and requested D&T to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not D&T agrees with the above statements. Such letter is attached as Exhibit 16.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              16.1     Letter of D&T regarding change in certifying accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Texas Petrochemicals LP



Dated:  September 18, 2000             By:   /s/ Carl S. Stutts
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                                                Carl S. Stutts
                                          Executive Vice President, CFO


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                                  EXHIBIT INDEX


Exhibit
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16.1     Letter of D&T regarding change in certifying accountant.


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